Supplement to the currently effective Statement of Additional Information ("SAI") for the following Fund:


DWS Short Duration Plus Fund

The following information supplements the "Investment Restrictions Non-Fundamental Restrictions" section of the fund's SAI:

In order to comply with certain statutes and policies and for other reasons, the Fund will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Trust without shareholder approval):

         acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
















               Please retain this supplement for future reference.



August 3, 2006



                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group